UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020 (January 22, 2020)

Idera Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31918 (Commission File Number)	04-3072298 (I.R.S Employer Identification No.)

505 Eagleview Blvd., Suite 212 Exton, Pennsylvania (Address of Principal Executive Offices)	19341 (Zip Code)

Registrant’s telephone number, including area code: (484) 348-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IDRA	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.02                    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Named Executive Officer

On January 22, 2020, Dr. Jonathan Yingling notified Idera Pharmaceuticals, Inc. (the “Company”) of his resignation as the Company’s Senior Vice President and Chief Scientific Officer, with such resignation effective January 31, 2020 (the “Resignation”).

Amendment of Compensatory Arrangement with Named Executive Officer

In connection with the Resignation, on January 27, 2020, the Company entered into an Amendment to Severance and Change of Control Agreement (the “Amendment”) with Dr. Yingling, amending that certain Severance and Change of Control Agreement, by and between the Company and Dr. Yingling, dated March 14, 2017 (the “Original Agreement”). The form of the Original Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 filed with the Securities and Exchange Commission on May 4, 2017.

Pursuant to the Amendment, Dr. Yingling will provide certain consulting services to the Company for the one-year period following the termination of his employment (the “Consulting Period”), and in exchange for such consulting services, (i) Dr. Yingling will be entitled to certain compensation and other benefits as set forth in Section 6(e) of the Original Agreement, (ii) Dr. Yingling’s Incentive Stock Options, Non-Statutory Stock Options, and Restricted Stock Units under the Company’s 2013 Stock Incentive Plan, as amended, will continue to vest during the Consulting Period, and (iii) if a change of control occurs during the later of (A) the Consulting Period or (B) January 29, 2021, Dr. Yingling will be entitled to certain benefits as set forth in Section 6(d)(iv) of the Original Agreement relating to immediate and automatic vesting and exercisability of equity awards and exercise period.

The description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01.  Financial Statements and Exhibits.

(d)                              Exhibits.

Exhibit Number	Description
10.1	Amendment to Severance and Change of Control Agreement, dated January 27, 2020, by and between the Company and Dr. Jonathan Yingling

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDERA PHARMACEUTICALS, INC.

By:	/s/ Bryant D. Lim
Bryant D. Lim
Senior V.P., General Counsel

Dated: January 27, 2020